(Local Currency-Single Jurisdiction) (Multiparty)

                                  ISDA
             International Swap Dealers Association, Inc.
                               SCHEDULE
                                to the
                           Master Agreement
                   dated as of February 28, 2001
                                between

                         BANK OF AMERICA, N.A.
                              ("Party A")
                                  and
                              AIR T, INC.,
                              CSA AIR INC.,
                        MOUNTAIN AIR CARGO, INC.,
                  MOUNTAIN AIRCRAFT SERVICES, LLC, and
                       GLOBAL GROUND SUPPORT, LLC
(each individually, a "Party B Group Member" and collectively, "Party
B')
PART 1: Termination Provisions
"Credit Agreement" means any credit facility now or hereafter entered into between Party A and Party B providing for the repayment of monies loaned by Party A to Party B, as such credit facility may be amended, modified, supplemented, restated or replaced from time to time, including, but not limited to, the following: (i) the Loan Agreement dated as of November 21, 2000, by and between Bank of America, N.A., as Bank, and Air T, Inc., CSA Air, Inc., Mountain Air Cargo, Inc., Mountain Aircraft Services, LLC, and Global Ground Support, LLC, as Borrowers, as amended, modified, supplemented, restated or replaced from time to time with the consent of Party A; (ii) the Loan Agreement dated as of August 31, 1998, by and between Bank of America, N.A., as Bank, and Air Transportation Holding Company, Inc. (now known as Air T, Inc.), CSA Air, Inc., Mountain Air Cargo, Inc., Mountain Aircraft Services, LLC, and Global Ground Support, LLC, as Borrowers, as amended, modified, supplemented, restated or replaced from time to time with the consent of Party A; and (iii) the Agreement dated as of March 17, 1998, by and between NationsBank, N.A. (predecessor to Party A), as Bank, and Air Transportation Holding Co., Inc. and affiliates, as Borrowers, as amended, modified, supplemented, restated or replaced from time to time with the consent of Party A.

                               29



(b)
"Specified Entity" means in relation to Party A for the purpose of:-
Section 5(a)(v) (Default under Specified Transaction), none;
Section 5(a)(vi) (Cross Default),
none; Section 5(a)(vii) (Bankruptcy),
none; and
Section     5(b)(ii)     (Credit    Event     Upon     Merger),
none;
in relation to Party B for the purpose of:-
Section 5(a)(v) (Default under Specified Transaction) Section 5(a)(vi) (Cross Default),
Section 5(a)(vii) (Bankruptcy),
Section 5(b)(ii) (Credit Event Upon Merger),
any Affiliate of Party B;   any Affiliate of Party B;   any
Affiliate of Party B; and any Affiliate of Party B.

(c)
"Specified Transaction " will have the meaning specified in
Section 12 of this Agreement, except that clause (a) of the definition of "Specified Transaction" is revised by deleting the words "between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party)".
(d)
The "Cross-Default" provisions of Section 5(a)(vi) (as amended in
     Part 4(k)) will apply to Party A
     will apply to each Party B Group Member.
In connection therewith:
"Specified  Indebtedness" will not have the meaning specified  in
Section 12 of this Agreement and such definition shall be replaced by the following: "any obligation in respect of the payment of moneys (whether present or future, contingent or otherwise, as principal or surety or otherwise), except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business." "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Bank of America Corporation and, with respect to each Party B Group Member, any amount.
"Shareholders' Equity" means, with respect to an entity, at any time, the sum (as shown in its most recent annual audited
financial   statements)  of  (i)  its  capital  stock  (including
preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv)
treasury stock, each to be determined in accordance with generally accepted accounting principles.
Any default (howsoever defined) under the Credit Agreement shall be an Event of Default under this Agreement with respect to Party B.
(e)
The "Credit Event Upon Merger" provisions of Section 5 (b)(ii) will apply to Party A will apply to each Party B Group Member.
(f)
The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A will not apply to Party B.


                               30

(g)
 Payments on Early Termination. For the purpose of Section 6(e):
(i)
Market Quotation will apply.
(ii)
The Second Method will apply.
(h)
"Termination Currency" means United States Dollars.
(i)
Additional Termination Event. Additional Termination Event will apply. It shall be an additional Termination Event, Party B shall be the Affected Party and Party A shall be the party entitled to designate an Early Termination Date with respect to all Transactions and determine the Settlement Amount under this Agreement, if-
(1)
During the terms of this Agreement and thereafter for so long as any obligation in respect of any Specified Transaction remains outstanding ("Obligations"), Party B shall at any time (i) grant or cause to be granted to any person a lien upon or security interest in any property ("Collateral") as security for the obligation of Party B under or in connection with any credit, loan or other financing agreement or facility now existing or hereafter entered into by Party B including, without limitation, the Credit Agreement other than liens permitted under the Credit Agreement (a "Lien"), and (ii) collateral in amount, form and substance satisfactory to Party A (in its sole discretion) is not provided by Party B to Party A to secure the Obligations at the same time.
(2)
Party B fails to notify Party A of the granting of any Lien.


PART 2: Agreement to Deliver Documents

For the purpose of Section 4(a) of this Agreement, Party A and each Party B Group Member agrees to deliver the following documents:-
Party required
to deliver document
Party A and each Party B
Group Member
Party A and each Party B Group Member
Form/Document/Certificate
Certified copies of all corporate authorizations and any other documents with respect to the power and authority of such person or entity to execute, deliver and perform this Agreement, any Transactions, and any Credit Support Document as applicable.
Certificate   of   incumbency  and/or  specimen   signatures   of
individuals   executing  this  Agreement,  any   Credit   Support
Document, and Confirmations.

                               31

Date by which to be delivered
Upon execution and delivery of this Agreement
Upon execution and delivery of this Agreement and thereafter upon request of the other party
Covered by Section 3(d) Representation
Yes
Yes
Party required
to deliver document
Form/Document/Certificate
Each Party B Group Member
Such other documents as Party A may reasonably request from time to time.
Date by which to be delivered
Covered by Section 3(d) Representation
Upon request by Party A
Yes


PART 3: Miscellaneous

(a)
Address for Notices. For the purpose of Section 10(a) of this
Agreement:-
Address for notices or communications to Party A:
Bank of America, N.A.
Sears Tower
233 South Wacker Drive, Suite 2800, IL1-003-27-20
Chicago, Illinois 60606
Attention: Swap Operations
Telex No.: 49663210 Answerback: NATIONSBANK CHA Reuters Dealing
Code: NBCH
with a copy to:
Bank of America, N.A.
100 N. Tryon St, NC1-007-13-01
Charlotte, North Carolina 28255
Attention: Capital Markets Documentation
(Telex: 669959; Answerback: NATIONSBK CHA) Facsimile: 704-386-4113 Address for notices or communications to Party B:
Air T, Inc., as agent for all Party B Group Members 3524 Airport
Road
Maiden, North Carolina 28650
Attention: Mr. John Gioffre, Chief Financial Officer Telephone: 828-
465-7264
Facsimile:
(b)
Any notice, demand or other communication to be provided under this Agreement to Party B (including, without limitation, any notice, demand or communication pursuant to Sections 5 or 6 of this Agreement) shall be sent to the address or facsimile number provided in this Part 3 notwithstanding the death or mental incapacity of any Party B Group Member (that is an individual) or
the    appointment   of   a   guardian,   conservator,   executor,
administrator or other similarly appointed person with respect to the affairs of any Party B Group Member (that is an individual).
Any failure by any Party B Group Member or any guardian, conservator, executor, administrator or other similarly appointed person to receive any such notice, demand or communication shall in no way abrogate, invalidate or otherwise affect the validity or enforceability of the notice, demand or communication of the matters set forth therein, including, without limitation, the designation of an Early Termination Date or any other such matter. Calculation Agent. The Calculation Agent is Party A.

                               32

(c)
Credit Support Document. Details of any Credit Support Document:-
Not applicable.
(d)
Credit Support Provider.
Credit Support Provider means in relation to Party A:
Not applicable.
Credit Support Provider mews in relation to Party B:
Not applicable.
(e)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).
(f)
Netting of Payments. All amounts payable on the same date, in the same currency and in respect of the same Transaction shall be netted in accordance with Section 2(c) of this Agreement. The election contained in the last paragraph of Section 2(c) of this Agreement shall not apply for the purposes of this Agreement.

PART 4: Other Provisions

(a)
References  to  Parties. Except as otherwise set  forth  in  this
Agreement, references to a "party" shall refer to each Party B Group Member and Party A individually, except that if the reference to a "party" refers to that "party" taking any action or making any payment or delivery to or indemnifying the other "party", such reference shall be read to require all Party B Group Members to perform such action or make such payment or delivery or indemnity with respect to Party A only, and not with respect to the other Party B Group Members. The reference to a single agreement between the parties set forth in Section l(c) of this Agreement refers to a single agreement between Party A, on the one hand, and all the Party B Group Members as one Party B, on the other. The intent is to net obligations owing between Party A and Party B, not obligations among the Party B Group
Members  or  between  Party A and any individual  Party  B  Group
Member.  No  Party  B  Group Member may transfer  its  rights  or obligations  under  in this Agreement without the  prior  written consent of Party A.
(b)
Joint and Several Liability. Each Party B Group Member agrees that it shall be jointly and severally liable for the performance of all obligations of Party B and each other Party B Group Member under this Agreement (including, without limitation, for the payment of all amounts due
Party A hereunder).
(c)
Party B Group Agent. Each Party B Group Member hereby appoints Air T, Inc. (the "Party B Group Agent") to act as agent for it to receive all payments or deliveries to be made by Party A to Party B hereunder and to receive all notices to be sent by Party A to Party B hereunder. The Party B Group Agent will promptly transmit to each other Party B Group Member all payments and deliveries and all notices so received. Upon delivery by Party A of any payment or delivery or notice hereunder to the Party B Group Agent on behalf of all Party B Group Members, Party A shall be relieved of all further responsibility with respect thereto. The Party B Group Agent may be changed by a written notice, signed by all Party B Group Members, delivered to Party A. Any actions taken by Party A prior to receiving notice of a change in the agent shall be binding on all Party B Group Members. The foregoing agency designation is made for the convenience of Party
A. Notwithstanding the foregoing agency designation for certain purposes, each Party B Group Member remains authorized to enter into any Transaction with Party A, to give instructions to Party A, and to negotiate the terms of this Agreement, including the terms of the Schedule and any Confirmation, on behalf of all Party B Group Members; and all Party B Group Members shall be bound by the actions of any Party B Group Member.

                               33


(d)
Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to the Party B Group Agent (as defined above) a Confirmation via telex or facsimile transmission. Party B agrees to respond to such Confirmation within two (2) Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction. Party A and each Party B Group Member agree that any such exchange of telexes or facsimile transmissions shall constitute a Confirmation for all purposes hereunder.
(e)
Representations. Section 3 of this Agreement is amended to (i) delete the words "Each party represents to the other party" which appear at the beginning of that section and substitute in their place the words "Party A represents to Party B, and each Party B Group Member represents to Party A" and (ii) delete the word "party" which appears at the end of the first line of that section and substitute therefor the words "of them".
(f)
Obligations Binding. For the purpose of Section 3(a)(v) of this Agreement, with respect to Party B, the words "against Party B, and his or her heirs, distributees, executors, administrators, guardian, conservator, successors and assigns, as applicable," are added between "enforceable" and "in accordance with their respective terms".
(g)
Additional Representations. Section 3 is revised so as to add the following Section (e) at the end thereof:
     "(e) Relationship Between Parties. Party A represents to Party B and each Party B Group Member represents to Party A, on each date on which a Transaction is entered into, that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):
(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.
(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.
(iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."
(h)
Additional Representations of each Party B Group Member. Each Party B Group Member represents and warrants to and for the benefit of Party A, as of the date hereof and continuously until termination of this Agreement, as follows:
(i) Legal Capacity. It has the legal capacity and right to execute, deliver, and perform its obligations under, this Agreement, any Credit Support Document to which it is a party, and each Transaction.

                               34



(ii) Knowledge and Sophistication. In connection with the negotiation of, the entering into, and the execution, delivery, and performance of, this Agreement, any Credit Support Document to which it is a party, and each Transaction: (A) it understands that the Transactions entered into hereunder and contemplated hereunder are subject to complex risks which may arise without warning and may at times be volatile, and that losses may occur quickly and in unanticipated magnitude; (B) it is a sophisticated investor able to evaluate the risks of the Transactions entered into hereunder and contemplated hereunder, is prepared to bear and is capable of bearing (financially and otherwise and for an indefinite period) all risks associated with the Transactions entered into hereunder and contemplated hereunder; and (C) this Agreement and each Transaction have been and will be entered into solely in connection with the portfolio management, asset, risk, and liability management, or hedging activities of Party B.
(iii)
Certain Understandings. It understands that:
(A) the "indicative" or "midmarket" valuations of a transaction that may be provided to it by Party A from time to time may not represent (1) the price at which a new Transaction may be entered into, (2) the price at which the Transaction may be liquidated or unwound, (3) the price at which the Transaction is or would be carried on such other party's books; (4) the price at which a similar Transaction might be available from another dealer in the market or (5) the calculation or estimate of an amount that would be payable following the designation of an Early Termination Date under Section 6(e) or otherwise of this Agreement;
(B) absent an express written agreement to the contrary, neither party has undertaken an obligation to unwind or terminate a Transaction prior to its scheduled termination date and the provision by Party A of a valuation or indicative unwind price does not constitute an undertaking to unwind or terminate any Transaction at that price unless Party A expressly so indicates in connection with the provision of such price;
(C) Party A has not undertaken an obligation to quote a price or terms for entering into or unwinding or terminating a Transaction prior to its scheduled termination date, and if Party A provides such a quote, the price or other terms provided may not be the most favorable price or terms available in the market; and
(D) except as expressly agreed in writing, the price and terms on which a Transaction is entered into or unwound or terminated have been or will be individually negotiated and no representations or warranties are given with respect to such price or terms.
(i)
Agreements. Section 4 of this Agreement is amended to delete the words "Each party agrees with the other" which appear at the beginning of that section and substitute in their place the words: "Party A agrees with Party B, and each Party B Group Member agrees with Party A".
(j)
Events of Default and Termination Events. Sections 5(a) and 5(b) of this Agreement are hereby modified with respect to Party B, such that the occurrence at any time with respect to any Party B Group Member or, if applicable, any Specified Entity or Credit Support Provider of Party B, of any of the events set forth in clauses (i) through (viii) of Section 5(a) or (i) through (iii) of Section 5(b), shall constitute an Event of Default or Termination Event, as applicable, with respect to Party B and each Party B Group Member.

                               35

(k)
Cross Default. Section 5(a)(vi) of this Agreement is amended to add the following after the semicolon at the end thereof- "provided, however, that notwithstanding the foregoing (but subject to any provision to the contrary contained in any such agreement or instrument), an Event of Default shall not occur under either (1) or (2) above if the default, event of default or other similar condition or event referred to in (1) or the failure to pay referred to in (2) is caused not (even in part) by the unavailability of funds but is caused solely due to a technical or administrative error which has been remedied within three Local Business Days after notice of such failure is given to the party."
(l)
Bankruptcy. Section 5(a)(vii)(3) of this Agreement is hereby amended by the substitution of the following therefor:
"(3) sends a notice convening a meeting to propose a voluntary arrangement of creditors, or any class thereof, or makes a general assignment, arrangement or composition with or for the benefit of its creditors, or any class thereof;"
(m)
Set-off. Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under
Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under
Section 5(b)(Iii) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Part 4(n).
For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.
If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.
Nothing in this Part 4(n) shall be effective to create a charge or other security interest This Part 4(n) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).
(n)
Notice by Facsimile Transmission. Section 10(a) is hereby amended by inserting the words "2(b)," between the word "Section" and the number "Y'.
(o)
Governing Law and Jurisdiction. With respect to Party B, all references to a "party" in Section II of this Agreement shall be deemed to be a reference to each Party B Group Member.
(p)
Waiver of Right to Trial by Jury. PARTY A AND EACH PARTY B GROUP MEMBER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH

                               36

RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(q)Recording  of  Conversations.   Party A and each  Party  B  Group
Member   acknowledges  and  agrees  to  the  tape  recording   of
conversations between trading and marketing personnel of them, whether by one or the other or all of them or their agents, and that any such tape recordings may be submitted in evidence in any proceedings relating to the Agreement.
(r)
Waivers.
(i)
The  obligations  of  each  Party B Group  Member  hereunder  are independent of the obligations of each other Party B Group Member, and a separate action or actions may be brought and prosecuted against any Party B Group Member, whether action is brought against any other Party B Group Member or whether any Party B Group Member is joined in any such action. Each Party B Group Member waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.
(ii)
Each Party B Group Member waives any right to require Party A  to
(A) proceed against any other Party B Group Member; (B) proceed against or exhaust any security held for the obligations of Party
B; or (C) pursue any other remedy in Party A's power whatsoever. Each Party B Group Member hereby waives any defense arising by reason of any disability or other defense of any other Party B Group Member, or the cessation of any cause whatsoever of the liability of Party B, or any claim that the obligations of one Party B Group Member exceed or are more burdensome than those of another Party B Group Member. Until all obligations hereunder of Party B to Party A have been paid in full, no Party B Group Member shall have any right of subrogation, and each Party B Group Member waives any right to enforce any remedy which Party B now has or may hereafter have against Party A, and waives any benefit of and any right to participate in any security now or hereafter held by Party A. Each Party B Group Member waives all
presentments,   demands   for  performance,   notices   of   non-
performance,  protests,  notices  of  protests  and  notices   of
dishonor with respect to the obligations of each other Party B Group Member hereunder.
(iii)
Each Party B Group Member acknowledges that it has the sole responsibility for obtaining from the other Party B Group Members such information concerning such other Party B Group Members' financial conditions or business operations as may be required by such Party B Group Member, and that Party A has no duty at any time to disclose to Party B any information relating to the business operations or financial conditions of any Party B Group Member.
(s)
Party  References/Terms.      Any use of the terms "if' or  "its"
in this Agreement, when used to refer to a party herein shall be deemed, in the case of a Party B Group Member only, to be "he", "his" or "him" or "she" or "her", as appropriate, in the context in which such terms are used.
(t)
Incorporation by Reference of Terms of Credit Agreement. The covenants, terms and provisions of, including all representations and warranties of Party B contained in the Credit Agreement, as
in   effect  as  of  the  date  of  this  Agreement,  are  hereby incorporated by reference in, and made part of, this Agreement to the same extent as if such covenants, terms, and provisions were set forth in full herein. Party B hereby agrees that, during the period commencing with the date of this Agreement through and including such date on which all of Party B's obligations under this Agreement are fully performed, Party B will (a) observe, perform, and fulfill each and every such covenant, term, and provision applicable to Party B, as such covenants, terms, and provisions, may be amended from time to time after the date of this Agreement with the consent of Party A, and (b) deliver to Party A at the address for notices to Party A provided in Part 3 of

                               37

By:
Name:
Title:
Date:




this Schedule each notice, document, certificate or other writing that Party B is obligated to furnish to any other party to the Credit Agreement. In the event the Credit Agreement terminates or becomes no longer binding on Party B prior to the termination of this Agreement and any Transactions outstanding hereunder, such covenants, terms, and provisions (other than those requiring payments in respect of amounts owed under the Credit Agreement) will remain in force and effect for purposes of this Agreement as though set forth in fall herein until the date on which all of Party Bs obligations under this Agreement are fully performed and this Agreement is terminated.
Accepted and agreed:

BANK OF AMERICA, N.A.
By:
Name: Roger H. Heintzelman Title: Vice President
Date:  6/22/01
CSA AIR, INC.

By: -
Name: Title: , Date:
MOUNTAIN AIRCRAFT SERVICES, LLC


AIR T, INC.

By:
Name:
Title:     CEO
Date:     5/31/01
~
MOUNTAIN AIR CARGO, INC.
By: , Name:
Title: Date:

GLOBAL GROUND SUPPORT, LLC


                               38